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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 20, 2002

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
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      Item 7. Financial Statements and Exhibits

            The following exhibit is furnished herewith:

            21 Monthly Servicer's Certificate issued on May 20, 2002 relating to the Series 2000-B, 2000-C and 2001-A Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B, 2000-C and 2001-A Indenture Supplements dated as of August 1, 2000, November 1, 2000 and April 1, 2001 respectively, covering the period of April 1, 2002 through April 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADVANTA BUSINESS CARD MASTER TRUST

                                    By: Advanta Bank Corp., as attorney-in-fact

                                    By:      /s/ Mark Shapiro
                                             ----------------

                                    Name:    Mark Shapiro
                                    Title:   Assistant Vice President-
                                             Structured Finance



                                    ADVANTA BUSINESS RECEIVABLES CORP.

                                    By:      /s/ Mark Shapiro
                                             ----------------
                                    Name:    Mark Shapiro
                                    Title:   Treasurer

Dated:   May 20, 2002

                                 Exhibit Index

Exhibit No.                                                                 Page
         21.1     Monthly Servicer's Certificate dated May 20, 2002
                  prepared by the Servicer and sent to the Indenture
                  Trustee pursuant to Section 5.03(a) of the Series
                  2000-B, 2000-C and 2001-A Indenture Supplement
                  covering the period of April 1, 2002 through
                  April 30, 2002.